Exhibit 10.2

FIRST AMENDMENT

TO

FINANCING AGREEMENT

THIS FIRST AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated as of April __, 2006 (the “Effective Date”), by and among CITISTEEL USA, INC., a Delaware corporation (“Borrower”), each of the Lenders from time to time party to the Financing Agreement (as defined below), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as LC Issuer and as Agent, is as follows:

Preliminary Statements

A. Borrower, Agent, and the Lenders are parties to a Financing Agreement dated as of August 25, 2005 (the “Financing Agreement”). Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Financing Agreement.

B. Borrower has requested that Agent and the Lenders: (i) waive an existing Event of Default with respect to the Financial Covenant for capital expenditures, and (ii) increase the maximum capital expenditures Financial Covenant for the Fiscal Years ending on and after December 31, 2006, all as set forth herein.

C. Agent and the Lenders are willing to so amend the Financing Agreement as contemplated by the terms, and subject to the conditions, of this Amendment.

Statement of Amendment

In consideration of the covenants, agreements, and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders and Borrower hereby agree as follows:

1. Amendment to Financing Agreement. Subject to the satisfaction of the conditions of this Amendment, Section 1 of Exhibit E to the Financing Agreement is hereby amended in its entirety by substituting the following in its stead:

Section 1. Capital Expenditures. Borrower will not make capital expenditures (including expenditures for fixed assets, leases, maintenance, or repairs capitalized or required, in accordance with GAAP consistently applied, to be capitalized on Borrower’s books by purchase, lease-purchase agreement, option or otherwise) in a total amount that exceeds (i) $12,000,000 in the aggregate for Borrower’s Fiscal Year ending on December 31, 2006 or (ii) $10,000,000 in the aggregate for any of Borrower’s Fiscal Years ending on or after December 31, 2007.

2. Current Covenant Default. Based on financial and other information submitted by Borrower to Agent, a certain Event of Default has occurred (the “Current Covenant Default”) under Section 1 of Exhibit E to the Financing Agreement with respect to capital expenditures for the Fiscal Year ended on December 31, 2005 (a required maximum amount of $5,500,000 opposite an actual result of approximately $6,341,000). Borrower has requested that Agent and the Lenders waive the Current Covenant Default. Agent and the Lenders hereby waive the Current Covenant Default for the specific period indicated. The waiver provided in this Section 2, either alone or together with other waivers which Agent or any Lender may give from time to time, shall not, by course of dealing, implication or otherwise, obligate Agent or any Lender to waive any Event of Default, past, present or future, other than that specifically waived by this Amendment, or reduce, restrict or in any way affect the discretion of Agent or any Lender in considering any future waiver requested by Borrower.

3. Other Documents. With the signing of this Amendment, Borrower will deliver, or cause to be delivered, to Agent: (i) a copy, certified by the Secretary of Borrower, of resolutions of the Board of Directors of Borrower, authorizing the execution of this Amendment and all other documents executed in connection herewith, which certificate and resolutions will be in form and substance satisfactory to Agent, (ii) the Reaffirmation of Guaranty signed by Holding Co. and PA (each, a “Guarantor”) in the form attached after the signature pages of this Amendment, and (iii) such other documents, instruments, and agreements deemed necessary or desirable by Agent to effect the amendments to Borrower’s credit facilities with Agent and the Lenders contemplated by this Amendment.

4. Representations. To induce Agent and the Lenders to accept this Amendment, Borrower hereby represents and warrants to Agent and the Lenders as follows:

4.1 Borrower has full power and authority to enter into, and to perform its obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

4.2 This Amendment constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

4.3 Borrower’s representations and warranties contained in the Loan Documents to which it is a party are complete and correct in all material respects as of the date of this Amendment with the same effect as though these representations and warranties had been made again on and as of the date of this Amendment (except where such representations and warranties speak solely as of an earlier date), subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Financing Agreement.

4.4 No Event of Default has occurred and is continuing under the Financing Agreement, other than the Current Covenant Default.

5. Costs and Expenses. As a condition of this Amendment, Borrower will promptly on demand pay or reimburse Agent for the costs and expenses incurred by Agent in connection with this Amendment, including, without limitation, reasonable attorneys’ fees.

6. Release. Borrower hereby releases Agent and the Lenders from any and all liabilities, damages and claims arising from or in any way related to the Obligations or the Loan Documents, other than such liabilities, damages and claims which arise after the execution of this Amendment. The foregoing release does not release or discharge, or operate to waive performance by, Agent or any Lender of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

7. Default. Any default by Borrower in the performance of Borrower’s obligations under this Amendment shall constitute an Event of Default under the Financing Agreement.

8. Continuing Effect of the Financing Agreement; Security. Except as expressly amended hereby, all of the provisions of the Financing Agreement are ratified and confirmed and remain in full force and effect. Borrower, Agent and the Lenders hereby expressly intend that this Amendment shall not in any manner: (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to the Loan Documents. Borrower ratifies and reaffirms any and all grants of Liens to Agent, for the benefit of the Secured Creditors (as defined in the Borrower Security Agreement), on the Loan Collateral as security for the Obligations, and Borrower acknowledges and confirms that the grants of the Liens to Agent, for the benefit of the Secured Creditors, on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent, if any, of the Permitted Liens.

9. One Agreement; References; Fax Signature. The Financing Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to the Financing Agreement will be deemed to be references to the Financing Agreement as amended by this Amendment. This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution thereof, and if so signed, (i) may be relied on by each party as if the documents were a manually signed original and (ii) will be binding on each party for all purposes.

10. Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

12. Entire Agreement. This Amendment, together with the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

13. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles).

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by Borrower as of the Effective Date.

BORROWER:

CITISTEEL USA, INC.

By:	/s/ Allen Egner
Allen Egner, Treasurer and Secretary

Accepted at Cincinnati, Ohio

as of the Effective Date.

LENDERS:

U.S. BANK NATIONAL ASSOCIATION,
AS A LENDER

By:	/s/ Jeffrey A. Kessler
Jeffrey A. Kessler, Vice President

AGENT:

U.S. BANK NATIONAL ASSOCIATION,
AS AGENT

By:	/s/ Jeffrey A. Kessler
Jeffrey A. Kessler, Vice President

LC ISSUER:

U.S. BANK NATIONAL ASSOCIATION,
AS LC ISSUER

By:	/s/ Jeffrey A. Kessler
Jeffrey A. Kessler, Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO FINANCING AGREEMENT

(CitiSteel USA, Inc.)

REAFFIRMATION OF GUARANTY

In satisfaction of the condition set forth in the above First Amendment to Financing Agreement (the “First Amendment”) by and among CITISTEEL USA, INC. (“Borrower”), U.S. BANK NATIONAL ASSOCIATION, as Agent and LC Issuer, and the LENDERS party thereto (Agent, the LC Issuer and the Lenders being, collectively, the “Secured Creditors”), the undersigned (each, a “Guarantor”) hereby: (i) consents to the execution of the First Amendment and the consummation of the transactions contemplated thereby, (ii) ratifies and reaffirms its Guaranty dated as of August 25, 2005, made by such Guarantor for the benefit of the Secured Creditors (each, a “Guaranty”), and (iii) acknowledges and agrees that no Guarantor is released from its obligations under its Guaranty by reason of the First Amendment and that the obligations of each Guarantor under its Guaranty extend, among other Obligations of Borrower to the Secured Creditors, to the Obligations of Borrower under the Financing Agreement, as amended by the First Amendment. Without limiting the generality of the foregoing, each Guarantor acknowledges and agrees all references in each Guaranty to the Financing Agreement shall be deemed to be references to the Financing Agreement, as amended by the First Amendment.

This Reaffirmation of Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that any Secured Creditor notify or seek the consent of any Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to such Guaranty, it being expressly acknowledged and reaffirmed that each Guarantor has under its Guaranty consented, among others things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto. All capitalized terms used in this Reaffirmation of Guaranty and not otherwise defined herein shall have the meanings ascribed thereto in the First Amendment. Each Guarantor acknowledges receipt of an executed copy of the First Amendment. This Reaffirmation of Guaranty may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. This Reaffirmation of Guaranty may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and if so signed, (i) may be relied on by the Secured Creditors as if this Reaffirmation of Guaranty were a manually signed original and (ii) will be binding on such Guarantor for all purposes.

IN WITNESS WHEREOF, each Guarantor has executed this Reaffirmation of Guaranty to be effective as of the Effective Date.

CITISTEEL PA, INC.

By:	/s/ Allen Egner
Allen Egner, Treasurer and Secretary

H.I.G. STEELCO HOLDINGS, INC.

By:	/s/ Jeffrey Bradley
Jeffrey Bradley, Chief Executive Officer

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